United States
Securities and Exchange Commission

Washington, D.C.  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 12, 2007

First Busey Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	0-15959	37-1078406
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

201 West Main Street, Urbana, IL		61801
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (217) 365-4556

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events

On June 12, 2007, First Busey Corporation (the “Company”) and Main Street Trust, Inc. (“Main Street”) issued a press release announcing that they had entered into a joint agreement with the U.S. Justice Department to divest five branches in the Champaign-Urbana area in connection with the proposed merger of the Company and Main Street.

A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

Exhibit 99.1   Joint press release dated June 12, 2007

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2007	First Busey Corporation

	By:	/s/ Barbara J. Harrington
Name: Barbara J. Harrington
Title: Chief Financial Officer